UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):   May 5, 2011

EQUIFAX INC.
(Exact name of registrant as specified in Charter)

Georgia	001-06605	58-0401110
(State or other jurisdiction	(Commission File	(IRS Employer
of incorporation)	Number)	Identification No.)

1550 Peachtree Street, N.W., Atlanta, Georgia	30309
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (404) 885-8000

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.	Submission of Matters to a Vote of Security Holders.

(a)
The annual meeting of shareholders of Equifax Inc. (the “Company”) was held on May 5, 2011. The matters that were voted upon at the meeting, and the number of votes cast for or against, as well as the number of abstentions and broker non-votes, as to each matter, where applicable, are set forth below.

(b)	At the meeting, the shareholders:
•	re-elected all six of the Company’s nominees for director for a one-year term;
•	ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year 2011;
•	approved the (non-binding) advisory vote on executive compensation; and
•	approved, on an advisory (non-binding) basis, holding future advisory votes on executive compensation every year.

The following are the final voting results for each of the four items voted on at the meeting.

1.	Election of Directors:

Director	For	Against	Abstain

James E. Copeland, Jr.	90,243,278	1,269,479	229,570
Robert D. Daleo	90,090,435	1,421,532	230,450
Walter W. Driver, Jr.	90,053,957	1,565,200	123,170
L. Phillip Humann	84,691,094	6,926,070	125,163
Siri S. Marshall	88,536,991	3,076,471	128,865
Mark B. Templeton	88,586,304	2,925,143	230,880

There were 12,480,092 broker non-votes with respect to each director nominee listed above.

2.	Ratification of Ernst & Young LLP:

For	103,509,193
Against	647,679
Abstain	65,547

There were no broker non-votes with respect to this proposal.

3.	Advisory Vote on Executive Compensation:

For	76,128,766
Against	15,176,873
Abstain	436,688
Broker non-votes	12,480,092

4.	Advisory Vote on the Frequency of Future Advisory Votes on Executive Compensation:

1 Year	79,756,768
2 Years	195,890
3 Years	11,556,113
Abstain	233,556
Broker non-votes	12,480,092

(d)	Disclosure Regarding Frequency of Shareholder Advisory Vote on Executive Compensation:

In accordance with the Board of Director’s recommendation, a majority of the votes cast by shareholders voted, on an advisory (non-binding) basis, to hold an advisory vote to approve executive compensation every year.  In line with this recommendation by our shareholders, it is the current intention of the Board of Directors to include an advisory shareholder vote on executive compensation in its proxy materials on an annual basis until the next required advisory vote on the frequency of shareholder votes on executive compensation, which will occur no later than our Annual Meeting of Shareholders in 2017.

Item 7.01.	Regulation FD Disclosure.

The information disclosed under Item 5.07 is incorporated in this item by reference.

On May 5, 2011, the Company issued a press release announcing, among other matters disclosed, that its Board of Directors has authorized the repurchase of up to an additional $150 million of its common stock in connection with a previously authorized share repurchase program. This amount is in addition to the approximately $104.5 million unused Board authorization which was available at March 31, 2011 under the existing share repurchase program. Repurchases under the program will be effected from time to time through open market and privately negotiated transactions at times and in such amounts as management deems appropriate, subject to market conditions. The program has no stated expiration date and may be limited or terminated at any time without prior notice. A copy of this press release is furnished as Exhibit 99.1 to this Form 8-K.

The information provided in Item 7.01 of this Form 8-K and Exhibit 99.1 attached hereto is furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits.

(c)

Exhibit No.	Description
99.1	Press release of Equifax Inc. dated May 5, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 9, 2011	EQUIFAX INC.

/s/KENT E. MAST
Kent E. Mast
Corporate Vice President and
Chief Legal Officer

Exhibit Index

The following exhibit is being furnished with this report:

Exhibit No.	Description

99.1	Press release of Equifax Inc. dated May 5, 2011